FIRST AMENDMENT TO
AGREEMENT OF SALE AND ESCROW AGREEMENT



	THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW
AGREEMENT (this "Amendment") is made and entered into as of this 6th day of August, 1997, by and between BALCOR/COLONIAL STORAGE INCOME FUND - 85, an Illinois limited partnership ("Seller"), ACQUIPORT/AMSDELL I LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), and NEAR NORTH NATIONAL TITLE CORPORATION ("Escrow Agent").

	RECITALS:

	Seller and Purchaser are parties to that certain Agreement of Sale, dated June 16, 1997 (the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

	Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated June 16, 1997 (the "Escrow Agreement"), pursuant to which Purchaser has agreed to deposit funds in escrow to be held by Escrow Agent in accordance with the terms of the Escrow Agreement.

	Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

	Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

	AGREEMENT

	NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:



1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. Paragraph 2.1 of the Agreement is deleted in its entirety and replaced with the following:

	"2.1 On or before August 26, 1997, Purchaser shall deliver to Escrow Agent funds in the amount of Five Hundred Thousand Dollars and No/100 Dollars ($500,000.00) (the "Original Earnest Money"). On or before September 25, 1997, Purchaser shall deliver to Escrow Agent additional funds in the amount of Five Hundred Thousand Dollars and No/100 Dollars ($500,000.00) (the "Additional Earnest Money"; the Original Earnest Money, together with the Additional Earnest Money, if any, shall be hereinafter referred to as the "Earnest Money")."

3. The first grammatical sentence of Paragraph 5.2 of the Agreement is deleted in its entirety and replaced with the following:

	"Purchaser shall have until 5:00 p.m. Chicago time on September 25, 1997 (the "Title Review Period") to examine the Title Commitments, Updated Surveys and the Documents of Record."

4. The following paragraph is inserted as the second paragraph of Paragraph 7.2 of the Agreement:

	"Purchaser shall have until September 25, 1997 to conduct an environmental review of the Property. If Purchaser is dissatisfied, in Purchaser's sole discretion, with the results of the tests, studies or investigations performed or information received pursuant to this Paragraph 7.2, Purchaser shall have the right to terminate this Agreement by giving written notice of such termination to Seller at any time prior to 5:00 p.m. Chicago time on September 25, 1997. If written notice is not received by Seller pursuant to this Paragraph 7.2 prior to 5:00 p.m. Chicago time on September 25, 1997, then the right of Purchaser to terminate this Agreement pursuant to this Paragraph 7.2 shall be waived. If Purchaser terminates this Agreement by written notice to Seller prior to 5:00 p.m. Chicago time on September 25, 1997:
(i) Purchaser shall promptly deliver to Seller copies of all studies, reports and other investigations obtained by Purchaser in connection with its review of the Property; and (ii) the Earnest Money deposited by Purchaser shall be immediately paid to Purchaser, together with any interest earned thereon, and neither Purchaser nor Seller shall have any right, obligation or liability under this Agreement, except for Purchaser's obligation to indemnify Seller and restore the Property, as more fully set forth in Paragraph 7.1."

5. Paragraphs 8.1(ii) and 8.1(iii) of the Agreement are deleted in their entirety and replaced with the following:

	" (ii) On or before the earlier of (a) the date seventy-five (75) days immediately following the later of (1) the date on which the consent solicitation to the limited partners of Seller has been cleared by the Securities and Exchange Commission with no further comment and (2) the waiver of Purchaser's termination right contained in Paragraph 7.2 herein and
(b) January 31, 1998, obtaining the consent to the transaction set forth in this Agreement from the limited partners of Seller in accordance with the terms of the Amended and Restated Agreement and Certificate of Limited Partnership of Balcor/Colonial Storage Income Fund-85 ("Partnership Agreement").

		(iii)   On or before the earlier of (a) the date seventy-five
(75) days immediately following the later of (1) the date on which the consent solicitation to the limited partners of Seller has been cleared by the Securities and Exchange Commission with no further comment and (2) the waiver of Purchaser's termination right contained in Paragraph 7.2 herein and (b) January 31, 1998, obtaining the consent of Colonial in its capacity as general partner of the Seller to the transaction set forth in this Agreement."

6. The first grammatical sentence of the continuing paragraph following Paragraph 8.1(iii) of the Agreement is deleted in its entirety.

7. Paragraph 1 of the Escrow Agreement is deleted in its entirety and replaced with the following:

	"1. On or before August 26, 1997, Purchaser may deliver to Escrow Agent funds in the amount of Five Hundred Thousand Dollars and No/100 Dollars ($500,000.00) (the "Original Earnest Money"). On or before September 25, 1997, Purchaser may deliver to Escrow Agent additional funds in the amount of Five Hundred Thousand Dollars and No/100 Dollars ($500,000.00) (the "Additional Earnest Money"; the Original Earnest Money, together with the Additional
Earnest Money, if any, shall be hereinafter referred to as the "Earnest Money"). On or before September 25, 1997, Purchaser may deliver to Escrow Agent and Seller notifying Escrow Agent and Seller that Purchaser has elected to terminate the Agreement pursuant to Paragraph 7 of the Agreement (the "Termination Notice"). In the event that Purchaser delivers to Escrow Agent and the Seller the Termination Notice on or before September 25, 1997, Escrow Agent shall promptly deliver to Purchaser the Earnest Money, together with all interest earned thereon, and this Escrow Agreement shall be null and void."

8. Except as amended hereby, the Agreement and the Escrow Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

9. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller, Purchaser and Escrow Agent may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

	[EXECUTION PAGE TO FOLLOW]

	IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

						PURCHASER:

                                				ACQUIPORT/AMSDELL I LIMITED
                                				PARTNERSHIP, a Delaware limited
                                				partnership

                              						By:     Amsdell Partners, Inc.,
                                      						an Ohio corporation, its general
                                      						partner

                                						By:     Don Amsdell
                                						Name:
                                						Its:



						SELLER:

Date of Seller's Acceptance:        BALCOR/COLONIAL STORAGE INCOME FUND - 85,
August 6, 1997                       an Illinois limited partnership

                              						By:     Balcor Storage Partners - 85, an
                                            Illinois general partnership, a
                                            General Partner

                               							By:     The Balcor Company, a Delaware
                                        						corporation, its General Partner

                                								By:     Beth Goldstein
                                								Name:   Beth Goldstein
                                								Its:    Authorized Agent

                             						ESCROW AGENT:

                             						NEAR NORTH NATIONAL TITLE	CORPORATION

                             						By:     Michael Beach
                             						Name:   Michael Beach
                             						Its:    Escrow Officer